[Slide 1]

                                    RAYTHEON

                            13 Million Equity Units

                            11 Million Common Shares

                                    May 2001

Aircraft Integration Systems
[Photograph depicting example of Aircraft Integration Systems in assembly operation]

[Photograph of missile launch]
Electronic Systems

Raytheon Technical Services
[Photograph of employee operating a system]

Raytheon Commercial Electronics
[Photograph of night time vehicular navigation system]

Raytheon Aircraft
[Photograph of Premier I jet aircraft]

C3I
[Photograph of employees monitoring systems]

[Slide 2]
                                                                       RAYTHEON


THE OFFERING
--------------------------------------------------------------------------------

  o Equity Units

     o Number of Units: 13 Million

     o Yield: __% - __%

     o Conversion Premium: __% - __%

  o Common Shares

     o 11 Million Class B Common Shares

  o Use of Proceeds - Reduce Debt

  o Expected Pricing - Week of April 30th

[Slide 3]
                                                                       RAYTHEON


RAYTHEON TODAY
-------------------------------------------------------------------------------

  o Defense Spending Is on the Rise

  o #1 Defense Electronics Contractor

  o Well Positioned for Emerging DoD Needs

  o Critical Enabling Technologies for a Broad Array of Missions and Platforms

  o Strong Current Trends in Bookings, Margins and Cash Flow in Core Business

  o Earnings Expected to Grow Faster Than Revenues

[Graphic illustration of Exoatmospheric Kill Vehicle]
Missile Defense

[Graphic illustration of the operation of communication systems between naval ships]
C3I/ISR

                              POSITIONED FOR GROWTH
--------------------------------------------------------------------------------

[Slide 4]

                                                                       RAYTHEON


RAYTHEON TODAY
--------------------------------------------------------------------------------

                        2000 External Sales: $17 Billion

[pie chart depicting the numbers provided below]

Electronic Systems                          $7.4B              43%

C3I                                         $3.3B              20%

Aircraft Integration                        $1.2B               7%

Technical Services                          $1.3B               8%

Raytheon Aircraft Company                   $3.2B              19%

Commercial Electronics                      $0.5B               3%


                  STRONG ELECTRONICS & TECHNOLOGY BUSINESSES
--------------------------------------------------------------------------------

[Slide 5]
                                                                       RAYTHEON


CORPORATE STRATEGY
--------------------------------------------------------------------------------

  o Focus on Fundamentals

  o Concentrate Resources on Defense Electronics and Selected Commercial Opportunities

  o Capitalize on Technology and Program Breadth to Grow Top Line

  o Strengthen Balance Sheet

                    INTEGRATING CAPABILITIES TO DELIVER VALUE
--------------------------------------------------------------------------------

[Slide 6]
                                                                       RAYTHEON


FOCUS ON FUNDAMENTALS - DRIVING RESULTS
--------------------------------------------------------------------------------

[Graphic represents connection between Actions and Benefits]

ACTION                                               BENEFIT

Strengthen Program Management                        Improving Run-Rate Defense
                                                     Margins

Six Sigma, Productivity and Working Capital          Six Sigma and Productivity
                                                     Contributed $100 Million in
                                                     Net Income and $200 Million
                                                     in Cash Flow in 2000

Improve Early Warning Systems & Predictability       Met or Exceeded EPS and
                                                     Cash Expectations in Each
                                                     of the Last 5 Quarters

                       HAS LED TO $1.4B SWING IN CASH FLOW
--------------------------------------------------------------------------------

[Slide 7]
                                                                       RAYTHEON


DEFENSE SPENDING IS ON THE RISE
--------------------------------------------------------------------------------

  o Major Modernization and Recapitalization Needs

  o New Administration - Priorities in Defense Spending

     o Deterrence Against New Threats

        o National Missile Defense

        o Chem-Bio Detection

        o Information Warfare

     o Increased Reliance on C3I/ISR

        o Digital Battlefield

        o Enhanced Situational Awareness

        o Airborne / Space-based Surveillance

     o Military Transformation

        o New Electronics for Existing Platforms

        o UAV, UCAVS

        o Small Carriers

Historical and Projected DoD Budget (Procurement + R&D)
[Line graph depicting the positive growth of Modernization Budget Authority and Modernization Budget Outlays]


                            MARKET TREND IS POSITIVE
--------------------------------------------------------------------------------

[Slide 8]
                                                                       RAYTHEON


DEFENSE ELECTRONICS & ISR GROWING
--------------------------------------------------------------------------------

Total U.S. Defense Electronics Spending
[Graph demonstrating projected Defense Electronics Spending through 2006 with Procurement at 6% CAGR, RDT&E at 1% CAGR and O&M at 4% CAGR]

Market Position
---------------------------------------------------------
Company                 Defense Electronics       ISR
---------------------------------------------------------
Raytheon                        #1                 #1
Lockheed Martin                 #2                 #2
Northrop Grumman                #3                 #3
BAE Systems                     #4                 NA
---------------------------------------------------------
Source: Company's Estimates

                        LEADER IN THE DOD'S "SWEET SPOT"
--------------------------------------------------------------------------------

[Slide 9]

                                                                       RAYTHEON


EMERGING MISSIONS PLAY TO RAYTHEON'S STRENGTHS
--------------------------------------------------------------------------------
[Graphic represents connection between Priority Mission Areas and Growth Areas]

  PRIORITY MISSION AREAS                            GROWTH AREAS
--------------------------            ------------------------------------------
                                                                    RTN Core
Missile Defense                                                    Competency
                                                                   ----------
Precision Strike                      Radars                           X

Intelligence, Surveillance,           EO Sensors                       X
Reconnaissance
                                      Missile Systems                  X
Information Warfare
                                      Guidance and Control             X
ATC Upgrades
                                      Signal Processing                X
Combating Terrorism
                                      Space Vehicles Electronics       X

                                      Systems Integration              X

                                      Upgrades and Modifications to    X
                                      Existing Platforms

[Slide 10]
                                                                       RAYTHEON


LEADER IN MISSILE DEFENSE TECHNOLOGY

o Key DoD Plus-Ups Expected

o $5 Billion Potential

o Raytheon Solutions Address Entire Spectrum of Threats

o Barriers to Entry

[Graphic illustrating missile defense in operation]


                                               Threat

                       Inter-Continental    Theater/Cruise       Tactical
                    ------------------------------------------------------------
Radars                       X                    X                  X

Communications               X                    X                  X

Interceptors                 X                    X                  X

Systems Integration          X                    X                  X

Technology Base              X                    X                  X
                    ------------------------------------------------------------
                                        Raytheon Solutions
                               - EKV        - SM-3 LEAP     - HAWK
                               - GBR        - THAAD         - PATRIOT
                               - SBIRS      - JLENS         - CLAWS


                           CLEAR COMPETITIVE ADVANTAGE
--------------------------------------------------------------------------------

[Slide 11]
                                                                       RAYTHEON


RAYTHEON - "LIFTING THE FOG OF WAR"
--------------------------------------------------------------------------------

[Full-page graphic of Digital Battlefield]







                     MAKING THE DIGITAL BATTLEFIELD POSSIBLE
--------------------------------------------------------------------------------

[Slide 12]
                                                                       RAYTHEON


REAL, NOT THEORY:  CEC AND ASTOR
-------------------------------------------------------------------------------

ASTOR:  $3+ Billion Potential Revenue Over 10 Years

o Defense Electronics Surveillance System with Wings

o Complete Mission Capability

o Produces Highly Accurate, Dynamic Imagery of the Ground, any Time, in any Weather

o International Opportunities Exist

[Graphic illustration of Astor]

CEC:  $3+ Billion Potential Revenue Over 10 Years

o Transmit Information Across Shipboard Sensors, Aircraft and other Ships

o 26 Prototypes Delivered to U.S. Navy, 156 Production Units Planned

o Potential for other U.S. Services and International Naval Applications

[Graphic illustration of the operation of communication systems between naval ships]

               PROVEN CAPABILITY TO EXPAND THE VISION OF PERSONNEL
--------------------------------------------------------------------------------

[Slide 13]
                                                                       RAYTHEON


MISSION FOCUSED - PLATFORM INDEPENDENT
-------------------------------------------------------------------------------

Missile/Air Defense
[Graphic of Exoatmospheric Kill Vehicle]

o EKV Interceptor - NMD
o SM3 LEAP Interceptor - TMD
o Early Warning/Ground Based Radars
o THAAD Radar
o Patriot         o HAWK
o CLAWS           o JLENS

Radar
[Graphic of Radar System]
o F-15, F-14, F/A-18 E/F, AV-8B
o JSF             o F-22
o B-2 Stealth Bomber
o THAAD Radar     o GBR
o Firefinder      o Patiot Radar
o MFR/HPD         o Sentinel

EO Fire Control
[Graphic of EO Fire Control]
o FLIR (F-15, F-16, F/A-18 E/F)
o JSF             o V-22
o Global Hawk     o Future Scout
o M1 Tank         o M2 BFVs
o Helicopters     o TWS

Shiboard Electronics
[Graphic of Ships]
o DDG-51
o CVN-77
o LPD-17
o DD-21

Missile Systems
[Photograph of Missile Launch]
o Air-to-Air: AMRAAM, Sparrow, AIM-9X
o Strike: GBU-15, JSOW, Paveway, Maverick, HARM, Tomahawk, ERGM, ACM
o Air Defense: THAAD, Patriot, HAWK, Stinger
o Ship Defense: STANDARD, ESSM, RAM, PHALANX
o Land Combat: TOW, EFOGM, Javelin, TERM

Electronic Warfare
[Graphic of Electronic Warfare]
o F-15                o F/A-18 E/F
o F-16                o B-1 Bomber
o JSF                 o SH-60
o CVX Frigates        o DDG-51

ISR/C3I
[Graphic of employees monitoring systems]
o Cooperative Engagement Capability (CEC)
o STARS               o SBIRS
o JSTAR               o Global Hawk
o CZISR               o U-2
o Naval and Maritime  o FIA
  Integrated System
  (N&MIS)

Undersea Systems
[Graphic of Undersea Systems]
o C3I
o Torpedoes (MK 46, MK 48, MK 50)
o Trident Electronics
o Sonar Systems


                       GROWTH, DIVERSIFICATION & STABILITY
--------------------------------------------------------------------------------

[Slide 14]
                                                                       RAYTHEON


DEFENSE ELECTRONICS HIGHLIGHTS
-------------------------------------------------------------------------------
KEY AWARDS (2000)
----------------
                                      Backlog         Lifetime
                                      -------         --------
    o THAAD (Radar)                  $1,400 M           $3.5 B

    o F/A-18 APG-73 (Radar)            $260 M           $0.8 B

    o Javelin Multiyear II             $230 M           $3.0 B

    o EKV (NMD)                        $220 M           $2.0 B

    o AMRAAM Lot 14                    $200 M           $2.5 B

PRODUCT/OPERATIONAL MILESTONES
------------------------------

    o 1st AMRAAM on F-22

    o Global Hawk Flight Testing

    o THAAD Design Set

    o 630,000th TOW Delivery

    o 6,000th Javelin Seeker

CUSTOMER SATISFACTION
---------------------
    o Design and Engineering Award for JLENS

    o F-22 Award of Distribution

    o Collier Trophy from National Aeronautic Association


[Bar Graph depicting Backlog sales with the following data]
1998     $17.2 Billion
1999     $20.2 Billion
2000     $21.6 Billion
2001E    $22.9 Billion

[Bar Graph depicting Run-rate Operating Margins with the following data]
1999     8.4%
2000     8.7%
2001E    9.3%

                    LARGEST BUSINESS . . . BUILDING MOMENTUM
--------------------------------------------------------------------------------

[Slide 15]
                                                                       RAYTHEON


RAYTHEON AIRCRAFT HIGHLIGHTS
--------------------------------------------------------------------------------

o 19% of Sales

o In Midst of Major Portfolio Update to Composite Technology

   o Stronger and Lighter

   o Increased Interior Space

   o Significantly Lower Parts Count

   o Lower Cost of Ownership

o Premier Certified Q1 - Production Ramp-up

o Horizon Rolled-out

o T-6A:  Price Negotiation on Next Lot

o TravelAir up 60% in Q1

o Cash Positive in 2001 and Beyond

o Six Sigma / LEAN Are Taking Hold

[Bar Graph depicting Total Backlog Sales with the following data]
1998    $2.5 Billion
1999    $4.3 Billion
2000    $4.4 Billion

[Bar Graph depicting Premier/Horizon Deliveries (Units) with the following data]

        Premier    Horizon
        -------    -------
2001      36
2002      60
2003      60           7
2004      60          22
2005      60          36

                      COMPOSITE TECHNOLOGY CHANGES THE GAME
--------------------------------------------------------------------------------

[Slide 16]
                                                                       RAYTHEON


LEVERAGING DEFENSE TECHNOLOGIES
INTO COMMERCIAL AND GOVERNMENT MARKETS
--------------------------------------------------------------------------------

o Optical Components

    o Telecom Service Providers

o IR Sensors and Imagery

    o Automotive

o Information Assurance and Security

    o Government

o Wireless Communications

    o Telecom Equipment Manufacturers

[Graphic of IR Sensors and Imagery]
[Graphic of Optical Component]
[Graphic of Information Assurance and Security]
[Graphic of Wireless Communications]


                   INTERESTING UPSIDE. . . DISCIPLINED PROCESS
--------------------------------------------------------------------------------

[Slide 17]
                                                                       RAYTHEON


MANAGEMENT INCENTIVES
-------------------------------------------------------------------------------

Top Management Compensation
[Pie chart depicting the following data]

Options           52%
Base Pay          24%
Annual Bonus      24%

[Graphic illustrating relationship between Annual Bonus and Cash Bonus Targets]

Cash Bonus Targets
[Pie chart depicting the following data]
Cash Flow         40%
Sales             10%
Bookings          10%
Profit            20%
People/Six Sigma  20%



             o Option Vesting Tied to Stock Appreciation

             o Cash Bonus Tied to Financial Targets - Primary Cash

                          ALIGNED WITH FINANCIAL GOALS
--------------------------------------------------------------------------------

[Slide 18]

                                                                       RAYTHEON


--------------------------------------------------------------------------------


FINANCIAL REVIEW


--------------------------------------------------------------------------------

[Slide 19]
                                                                       RAYTHEON


FINANCIAL TRENDS - FIRST QUARTER 2001
--------------------------------------------------------------------------------

o Strong Booking Environment in Defense Business

   o U.S. Government Backlog up 10% Year-on-Year

o Operating Income up 28% (after Divestitures) in Defense Business

   o Margins Increased from 8.5% to 10.5%

o Continuation of Cash Flow Strength in Core Businesses

   o $170 Million Improvement from Continuing Operations

o Economy-Driven Weakness in Commercial Bookings

   o Actions in Place at Raytheon Aircraft

o Provision of $325 Million for WGI Exposure

   o Expected Remaining Exposures:  Zero to $125 million

o Divestiture Plan Ahead of Schedule

   o $300 Million Proceeds by First Half

                           CORE BUSINESS IS PERFORMING
--------------------------------------------------------------------------------

[Slide 20]
                                                                       RAYTHEON


MARGIN TRENDS ARE IMPROVING
--------------------------------------------------------------------------------


"Zero Margin" Contracts
[Line Graph representing decline from first quarter 2000 to first quarter 2001]

Operating Margin
[Bar Graph illustrating Operating Margin according to Run Rate and Other
Effects]

       Run Rate    Other Effects
1999     7.5%          4.4%
2000     7.9%          1.7%
2001E    8.7%          1.0%


               DECLINE IN ACQUISITION-RELATED BENEFITS, OFFSET BY
                  GAINS IN PRODUCTIVITY AND PROGRAM MANAGEMENT
--------------------------------------------------------------------------------

[Slide 21]
                                                                       RAYTHEON


IMPROVING CASH FLOW
--------------------------------------------------------------------------------

Rolling Four Quarter Operating Cash Flow
[Bar Graph illustrating Operating Cash Flow by quarters with the following data]

Q4 99   ($732) Million
Q1 00   ($473) Million
Q2 00   ($482) Million
Q3 00    $411 Million
Q4 00    $518 Million
Q1 01    $694 Million

o Balance Sheet and Cash Management Fundamentals

o Negative Cash Flow Programs

o Working Capital Efficiency

o Seasonality

o Return on RAC Investment


                       GETTING CASH FLOW TO DRIVE EARNINGS
--------------------------------------------------------------------------------

[Slide 22]
                                                                       RAYTHEON


IMPROVING BALANCE SHEET
--------------------------------------------------------------------------------

(DOLLARS IN MILLIONS)

                                                                PRO FORMA
                           4/2/00           4/1/01            FOR OFFERINGS
                           ------           ------            -------------
TOTAL DEBT                 $10,151          $10,043                $9,104

NET DEBT                     9,970            9,560                 8,621

EQUITY UNITS                     -                -                   650

SHAREHOLDERS' EQUITY        10,732           10,700                10,995

TOTAL CAPITALIZATION        20,883           20,743                20,749


NET DEBT/CAPITALIZATION      47.7%            46.1%                 41.6%

                OFFERINGS SUPPLEMENT INTERNAL CASH, OTHER ACTIONS
--------------------------------------------------------------------------------

[Slide 23]
                                                                       RAYTHEON


FINANCIAL OBJECTIVES
--------------------------------------------------------------------------------

o   Revenue Growth:  4 - 6%

o   Operating Cash Flow:  $3+ Billion Over 5 Years

o   EPS Growth:  10+%

o   Debt-to-Capitalization:  Mid 30%

[Slide 24]

                                                                       RAYTHEON


RAYTHEON:  WELL POSITIONED FOR GROWTH
--------------------------------------------------------------------------------
[Text in Box]      [Text in Box]       [Text in Box]         [Text in Oval]
Defense            Well                Improved              Accelerated
Budget       +     Positioned    +     Program          =    Earnings and
Growth             Programs            Management            Cash Flow Growth

[Photograph of missile launch]
[Photograph of military personnel]
[Photograph of jet]

[Slide 25]
                                                                       RAYTHEON


FORWARD-LOOKING STATEMENTS
--------------------------------------------------------------------------------
CERTAIN STATEMENTS MADE IN THIS PRESENTATION CONSTITUTE FORWARD-LOOKING STATEMENTS, WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT, REGARDING THE COMPANY'S FUTURE PLANS, OBJECTIVES, AND EXPECTED PERFORMANCE. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS ACCOMPANIED BY WORDS SUCH AS "BELIEVE," "EXPECT," "ESTIMATE," "INTEND," OR "PLAN" ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS AND CONVEY THE UNCERTAINTY OF FUTURE EVENTS OR OUTCOMES. THE COMPANY CAUTIONS THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON ASSUMPTIONS THAT THE COMPANY BELIEVES ARE REASONABLE, BUT ARE SUBJECT TO A WIDE RANGE OF RISKS, AND ACTUAL RESULTS MAY DIFFER MATERIALLY.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER INCLUDE, BUT ARE NOT LIMITED TO: DIFFERENCES IN ANTICIPATED AND ACTUAL PROGRAM RESULTS; RISKS INHERENT IN LARGE LONG-TERM FIXED PRICE CONTRACTS, PARTICULARLY THE ABILITY TO CONTAIN COST GROWTH; THE ULTIMATE RESOLUTION OF CONTINGENCIES AND LEGAL MATTERS; THE ABILITY TO REALIZE ANTICIPATED COST EFFICIENCIES; TIMELY DEVELOPMENT AND CERTIFICATION OF NEW AIRCRAFT; THE EFFECT OF MARKET CONDITIONS, PARTICULARLY IN RELATION TO THE GENERAL AVIATION MARKET; THE IMPACT ON RECOURSE OBLIGATIONS OF RAC DUE TO CHANGES IN THE COLLATERAL VALUES OF FINANCED AIRCRAFT, PARTICULARLY COMMUTER AIRCRAFT; THE ABILITY TO FINANCE ONGOING OPERATIONS AT ATTRACTIVE RATES; GOVERNMENT CUSTOMERS' BUDGETARY CONSTRAINTS; TERMINATION OF GOVERNMENT CONTRACTS; FINANCIAL AND GOVERNMENTAL RISKS RELATED TO INTERNATIONAL TRANSACTIONS; DELAYS AND UNCERTAINTIES REGARDING THE TIMING OF INTERNATIONAL PROGRAM AWARDS; THE INTEGRATION OF ACQUISITIONS; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING; AND RISKS ASSOCIATED WITH THE CONTINUING PROJECT OBLIGATIONS AND RETAINED ASSETS AND LIABILITIES OF RAYTHEON ENGINEERS & CONSTRUCTORS, AMONG OTHER THINGS. FURTHER INFORMATION REGARDING THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM PROJECTED RESULTS CAN BE FOUND IN THE COMPANY'S MOST RECENT REPORTS FILED WITH THE SEC.